UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 21, 2024

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 1.01	Entry into Material Definitive Agreements.
Tenth Amendment to Credit Agreement; Fifth Amendment to Export Credit Agreement.

On May 21, 2024, SIFCO Industries, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “borrowers”) entered into the Tenth Amendment (the “Tenth Amendment”) to the Credit Agreement (as previously amended, the “Credit Agreement”) and the Fifth Amendment (the “Fifth Amendment”) to the Export Credit Agreement (the “Export Credit Agreement”), in each case, with JPMorgan Chase Bank, N.A. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Tenth Amendment.

The Tenth Amendment amends the Credit Agreement to, among other things: (i) reflect the agreement of the Lender to make Revolving Loans to the borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in the Revolving Exposure exceeding the least of (x) the Revolving Commitment, less the Availability Block, if applicable, (y) the Borrowing Base, and (z) in combination with the Export Revolving Loans under the Export Credit Agreement, (i) $18,000,000 through September 30, 2023, (ii) $19,000,000 from and including October 1, 2023 through May 14, 2024, and (iii) $22,000,000 thereafter until, and reducing to zero and terminating on, the Maturity Date, subject to the Lender’s authority, in its sole discretion, to make Protective Advances pursuant to the terms of the Credit Agreement; (ii) reflect the agreement of the borrowers to continue to use good faith, commercially reasonable efforts to refinance and pay in full the Secured Obligations as soon as practicable and to provide periodic updates and other information with respect thereto as reasonably requested by the Lender, will notify the Lender of any refinancing proposals of any kind and will direct any advisors to respond to any inquiries by the Lender and to fully and candidly discuss with the Lender any matters relating to such refinancing efforts; (iii) modify the definition of Borrowing Base to mean at any time, the sum of (a) 85% of Eligible Accounts at such time, plus (b) the lesser of (i) 70% of Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, and (ii) 85% of the NOLV Percentage identified in the most recent inventory appraisal ordered by the Lender multiplied by Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, minus (c) Reserves of $1,500,000, or such other amount, if any, as may be determined in writing by the Lender in its Permitted Discretion (which may be by email from the Lender), plus (d) the PP&E Component; and (iv) increase the Revolving Commitment to $22,000,000.

The Lender’s agreement is subject to the satisfaction by the borrowers of certain conditions outlined in the Tenth Amendment, including the receipt by the Lender of fully executed copies of (i) the Fifth Amendment and (ii) the First Amendment (the “Guaranty Amendment”) to the Guaranty Agreement (the “Guaranty Agreement”) executed and delivered by Mark. J. Silk, a member of the Board of Directors of the Company (“Silk”) in favor of the Lender. The Guaranty Amendment amends the Guaranty Agreement to increase the amount guarantied by Silk thereunder from $19,000,000 to $22,000,000.

The Fifth Amendment amends the Export Credit Agreement to, among other things: (i) reflect the agreement of the Lender to make Revolving Loans to the borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in the Revolving Exposure exceeding the least of (x) the Revolving Commitment, (y) the Borrowing Base, and (z) in combination with the Revolving Exposure (as defined in the Domestic Credit Agreement) under the Domestic Credit Agreement, (i) $18,000,000 through September 30, 2023, (ii) $19,000,000 from and including October 1, 2023 through May 14, 2024, and (iii) $22,000,000 thereafter until, and reducing to zero and terminating on, the Maturity Date; and (ii) reflect the agreement of the borrowers to continue to use good faith, commercially reasonable efforts to refinance and pay in full the Secured Obligations as soon as practicable and to provide periodic updates and other information with respect thereto as reasonably requested by the Lender, will notify the Lender of any refinancing proposals of any kind and will direct any advisors to respond to any inquiries by the Lender and to fully and candidly discuss with the Lender any matters relating to such refinancing efforts.

The Lender’s agreement is subject to the satisfaction by the borrowers of certain conditions outlined in the Fifth Amendment, including the receipt by the Lender of fully executed copies of (i) the Tenth Amendment and (ii) the Guaranty Amendment.
The foregoing descriptions of the Tenth Amendment and the Fifth Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Tenth Amendment and the Fifth Amendment, attached to this Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangements of the Registrant.
The disclosure in Item 1.01 and Exhibit 10.1 and 10.2 of this report are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1 Tenth Amendment to Credit Agreement, dated May 21, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC, and JPMorgan Chase Bank, N.A.

10.2 Fifth Amendment to Export Credit Agreement, dated May 21, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC, and JPMorgan Chase Bank, N.A.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: May 23, 2024
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)